UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________
FORM 8-K
_______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 14, 2026

CARIS LIFE SCIENCES, INC.
(Exact name of registrant as specified in its charter)

Texas	001-42706	85-2077369
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 W. John Carpenter Freeway Suite 800 Irving, TX	75039
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (866) 771-8946
Not Applicable
(Former name or former address, if changed since last report)
_______________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	CAI	The Nasdaq Stock Market LLC
Common Stock, $0.001 par value	CAI	New York Stock Exchange Texas
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure
Beginning on September 14, 2026, representatives of Caris Life Sciences, Inc. (the “Company”) intend to use an investor presentation (the “Investor Presentation”) in meetings with current and potential investors at the Morgan Stanley 24th Annual Global Healthcare Conference and from time to time at other investor conferences and meetings. The Company will post the Investor Presentation on its investor relations website at https://investor.carislifesciences.com. The website and presentation contents referenced herein are not incorporated into this Current Report on Form 8-K.
The information in this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth in such filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 14, 2026

CARIS LIFE SCIENCES, INC.

	By:	/s/ Luke Power
	Name:	Luke Power
	Title:	Senior Vice President, Chief Financial Officer and Chief Accounting Officer